UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 19, 2009

GCI, Inc.
(Exact name of registrant as specified in its charter)

State of Alaska	000-05890	91-1820757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Denali Street, Suite 1000, Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.  Other Events

We are filing this Current Report on Form 8-K solely to update portions of our Annual Report on Form 10-K for GCI, Inc. for the year ended December 31, 2008 filed on March 23, 2009 for the required adoption of Financial Accounting Standards Board (“FASB”) Statement No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (“SFAS No. 160”).

In December 2007, the FASB issued SFAS No. 160, which changed the accounting and reporting for ownership interests. This standard requires non-controlling interests to be treated as a separate component of equity, but apart from the parent’s equity, and not as a liability or other item outside of equity.  This standard also specifies that consolidated net income attributable to the parent and to non-controlling interests be clearly identified and presented on the face of the consolidated statement of operations.  Previously we had reported minority interests (non-controlling interests) as a reduction in arriving at income before income tax expense and cumulative effect of a change in accounting principle.  In addition, this standard specifies that changes to parent’s ownership interest while it retains a controlling financial interest should be accounted for as equity transactions.  This standard also expands disclosure in the financial statements to include a reconciliation of the beginning and ending balances of the equity attributable to the parent and non-controlling owners and a schedule showing the effects of changes in a parent’s ownership interest in a subsidiary on the equity attributable to the parent. Early adoption of the measurement provisions of SFAS No. 160 was not permitted and accordingly is effective for our fiscal year beginning January 1, 2009.  However, the presentation and disclosure provisions are required to be applied retrospectively to all periods presented.  Accordingly, the presentation and disclosure requirements of SFAS No. 160 are being applied retrospectively to two periods presented in our 2008 Form 10-K; as a result our financial statements for the fiscal years ended December 31, 2008 and 2007 are being recast to reflect the adoption of SFAS No. 160.  There was no material impact upon adoption of SFAS No. 160 for the years December 31, 2006 and prior.

This Current Report on Form 8-K is being filed solely for the purpose described above and only affects the items specified.  All other information in the 2008 Form 10-K remains unchanged. Neither this Current Report on Form 8-K nor the Exhibits hereto reflect any events or developments occurring after March 23, 2009, or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events.  Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and the filings made by us with the Securities and Exchange Commission subsequent to filing such form, including any amendments to such filing.  As we were required to adopt SFAS No. 160 on January 1, 2009, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 reflected the retrospective application.

The updated financial information is attached as Exhibits 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                      Description
99.1
Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2008 including: Item 6 Selected Financial Data; Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 8 Consolidated Financial Statements and Supplementary Data; and Item 15 Exhibits, Consolidated Financial Statement Schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, INC.
(Registrant)

Date:           October 19, 2009.

By:	/s/ John M. Lowber
Name: John M. Lowber
Title: Secretary, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.                      Description
99.1
Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2008 including: Item 6 Selected Financial Data; Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 8 Consolidated Financial Statements and Supplementary Data; and Item 15 Exhibits, Consolidated Financial Statement Schedules.